THE PURISIMA FUNDS

Supplement dated November 23, 2005
to the Prospectus dated October 6, 2005

For shareholders of the All-Purpose Fund

Please note that the phone number for the Fund has changed to 800-550-1071.

Additionally, under the Section titled “About the Adviser”, the following sentence is added to the last paragraph:

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Finally, the section entitled “Buying Shares through Broker Dealers” is altered to read as follows:

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You may be able to buy shares of the Fund through certain brokers (and their agents) that have executed an agreement to sell Fund shares. You may be charged a fee if you place an order with such a broker or its authorized agent. You will receive the price currently available when the broker-dealer receives the purchase.

Please keep this Supplement with your Prospectus.